UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2022

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 27, 2022, the board of directors of CIM Real Estate Finance Trust, Inc. (the “Company”) appointed Nathan D. DeBacker, as principal accounting officer of the Company, effective April 27, 2022. Mr. DeBacker, age 42, also will continue to serve as our chief financial officer and treasurer, positions he has held since August 2016. Mr. DeBacker is senior vice president of finance & accounting at CIM Group, L.P. (together with its controlled affiliates, “CIM”) and has served as the chief financial officer and treasurer of each of the public, non-listed real estate investment trusts sponsored and managed by affiliates of CCO Group, LLC (“CCO Group”) (and, prior to its acquisition by CIM, Cole Capital) since August 2016. He has served as chief financial officer of CIM Commercial Trust Corporation (NASDAQ: CMCT), a publicly traded real estate investment trust that invests primarily in creative office and residential properties, and CIM Real Assets & Credit Fund, a continuously-offered closed-ended interval fund managed by affiliates of CIM that seeks to invest in a mix of institutional-quality real estate and credit assets, since March 2019. Mr. DeBacker served as chief financial officer and treasurer of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) from February 2018 until CCIT II’s merger with Griffin Realty Trust, Inc. in March 2021. He also served as chief financial officer and treasurer of Cole Credit Property Trust V, Inc. (“CCPT V”) and Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) from August 2016 until CCPT V’s and CCIT III’s respective mergers with the Company in December 2020, and chief financial officer and treasurer of CIM Income NAV, Inc. (“CINAV”) from April 2016 until CINAV’s merger with the Company in December 2021. Mr. DeBacker also serves as an officer of various affiliates of CIM including as vice president of the Company’s external manager, CIM Real Estate Finance Management, LLC, CREI Advisors, LLC and CCO Group since February 2018. He served as the chief financial officer of CCO Capital, LLC (“CCO Capital”), CIM’s FINRA registered broker-dealer, from February 2018 to December 2020. From August 2016 to February 2018, Mr. DeBacker served as senior vice president and chief financial officer, Cole REITs, of VEREIT, Inc. (“VEREIT”). Mr. DeBacker was the principal at CFO Financial Services, LLC, a certified public accounting firm that provided accounting, payroll, tax, forecasting and planning, business valuation and investment advisory services to individuals and business organizations, from May 2014 until August 2016. Mr. DeBacker was also registered as an investment adviser representative with Archer Investment Corporation, an investment advisory firm that partners with accountants and CPAs to provide investment management solutions for their clients, from November 2015 until August 2016. From December 2005 until May 2014, Mr. DeBacker worked at Cole Capital, the predecessor to CCO Group, and, following the merger with VEREIT, most recently served as vice president of real estate planning and analysis. From 2002 until 2005, Mr. DeBacker worked as an auditor for the independent public accounting firm of Ernst & Young LLP. Mr. DeBacker earned his Bachelor of Science degree in Accounting from the University of Arizona and is a Certified Public Accountant in Arizona.
Mr. DeBacker replaces Jeffrey R. Smith, who resigned as the Company’s principal accounting officer effective April 27, 2022. The Company’s officers, including Mr. DeBacker, are employed by affiliates of CIM and do not receive compensation directly from the Company for services rendered to the Company. Mr. DeBacker did not enter into an employment agreement with the Company or CIM in connection with his appointment as the Company’s principal accounting officer, and the appointment of Mr. DeBacker as the Company’s principal accounting officer was not made pursuant to any arrangement or understanding between Mr. DeBacker and any other person. Mr. DeBacker does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no family relationships between Mr. DeBacker and any of the Company’s executive officers or directors required to be disclosed pursuant to Item 401(d) of Regulation S-K.
On April 27, 2022, the Company’s board of directors set the number of members of the board at 10, and Jason Schreiber and Emily Vande Krol were elected by all of the Company’s directors, including all of the independent directors, to fill the outstanding vacancies on the board and serve as directors of the Company. Mr. Schreiber and Ms. Vande Krol will each serve as a director until the Company’s next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier resignation or removal in accordance with the Company’s organizational documents and applicable law. The Company will not compensate Mr. Schreiber and Ms. Vande Krol for their services rendered as directors of the Company. Mr. Schreiber and Ms. Vande Krol did not enter into any agreement with the Company in connection with their appointments as directors. Mr. Schreiber and Ms. Vande Krol do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Descriptions of Mr. Schreiber’s and Ms. Vande Krol’s backgrounds are set forth below.
Mr. Schreiber has served as a Principal of CIM in its Investments department since May 2016, and as a member of its Investment Committee since 2016. From April 2014 to April 2016, Mr. Schreiber served as a 1st Vice President, Investments, at CIM. He also served at CIM from May 2010 to March 2014 as a Vice President, Investments, and from July 2007 to April 2010 as an Associate, Investments. Prior to joining CIM, Mr. Schreiber served from July 2001 to July 2005 as an Analyst at Goldman, Sachs & Co. Mr. Schreiber received a Master of Business Administration degree from Harvard Business School, and a Bachelor of Arts degree in Economics and the History of Art from Brown University.

Ms. Vande Krol has served as a Principal of CIM since March 2022, has been CIM’s Head of Partner Solutions Group since February 2019, and President of CCO Capital, CIM’s registered broker-dealer, since December 2019. She joined CIM in 2018 as Senior Vice President of Partner & Co-Investor Relations through the acquisition of Cole Capital and facilitated the integration of the global and private wealth distribution platforms. During her 7-year tenure at Cole Capital, she served in various capacities within the sales and operations of the organization and most recently, from March 2015 to February 2018, as Senior Vice President, Head of Internal Sales. Ms. Vande Krol received her Bachelor of Science degree in Accounting from Arizona State University. She holds FINRA Series 7, 66 and 24 licenses.

Item 8.01	Other Events.
Notice of Annual Meeting
The board of directors of the Company has set the Company’s annual meeting date for July 12, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2022	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)